Debt	12 Months Ended
Dec. 31, 2018
Debt Disclosure [Abstract]
Debt	Debt
Financing Arrangements
2018 Credit Facility
On April 18, 2018, the Company entered into an Amended and Restated Credit Agreement to amend and restate the 2014 Credit Facility, originally dated as of June 6, 2014 (as previously amended) among the Company, the lenders from time to time party thereto (the “Lenders”), and Bank of America, N.A., as Administrative Agent. The 2018 Credit Facility is secured by all of the assets of the Company, including all of its equity interests in, and loans to, its consolidated subsidiaries.
The 2018 Credit Facility provides for (i) revolving loans, swing line loans and letters of credit (the “2018 Revolving Credit Facility”) up to a maximum aggregate amount of $600 million, and (ii) a $500 million term loan (the “2018 Term Loan”). The 2018 Term Loan was issued at an original issuance discount of 99.75%. The 2018 Term Loan requires quarterly payments of $1.25 million commencing June 30, 2018, with a final payment of all remaining principal and interest due on April 18, 2025, the maturity date of the 2018 Term Loan. All amounts outstanding under the 2018 Revolving Credit Facility will become due on April 18, 2023, which is the maturity date of loans advanced under the 2018 Revolving Credit Facility. The 2018 Credit Facility also permits the Company, prior to the applicable maturity date, to increase the 2018 Revolving Loan Commitment and/or obtain additional term loans in an aggregate amount of up to $250 million (the “Incremental Loans”), subject to certain restrictions and conditions.
The Company may borrow, prepay and reborrow principal under the 2018 Revolving Credit Facility from time to time during its term. Advances under the 2018 Revolving Credit Facility can be either Eurodollar rate loans or base rate loans. Eurodollar rate revolving loans bear interest on the outstanding principal amount thereof for each interest period at a rate per annum based on the London Interbank Offered Rate (the “Eurodollar Rate”) for such interest period plus a margin ranging from 1.50% to 2.50%, based on the ratio of consolidated net indebtedness to adjusted consolidated earnings before interest expense, tax expense, and depreciation and amortization expenses for such period (the “Consolidated Total Leverage Ratio”). Base rate revolving loans bear interest on the outstanding principal amount thereof at a rate per annum equal to the highest of (i) Federal Funds rate plus 0.50%, (ii) the “prime rate”, and (iii) Eurodollar Rate plus 1.0% (the “Base Rate”), plus a margin ranging from 0.50% to 1.50%, based on the Company's Consolidated Total Leverage Ratio.
Under the 2018 Revolving Credit Facility, an aggregate amount of up to $100.0 million in letters of credit may be issued, as well as swing line loans of up to $25 million outstanding at one time. The issuance of such letters of credit and the making of any swing line loan would reduce the amount available under the 2018 Revolving Credit Facility. The Company will pay (i) commitment fees on the unused portion of the 2018 Revolving Credit Facility ranging from 0.45% to 0.60% per annum based on its Consolidated Leverage Ratio, (ii) quarterly letter of credit fees, and (iii) administrative and agency fees.
2014 Credit Facility
The 2014 Credit Facility, as amended, provided for (i) a revolving credit facility of $550 million (the “2014 Revolving Credit Facility”), (ii) a $325 million term loan (the “2014 Term Loan Facility”) and iii) a $250 million incremental term loan.
Senior Notes
On April 18, 2018, the Company consummated the issuance and sale of $400 million aggregate principal amount of its 8.000% Senior Notes due 2026 (the “Notes” or "Senior Notes") offered pursuant to a private offering to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to non-U.S. persons under Regulation S under the Securities Act. The Company used the net proceeds from the sale of the Notes to repay debt under its existing credit facilities in connection with a concurrent refinancing transaction described above. The Notes were issued pursuant to an indenture, dated as of April 18, 2018 (the “Indenture”), between the Company and U.S. Bank National Association, as trustee.
The Notes will bear interest at the rate of 8.000% per annum and will mature on May 1, 2026. Interest on the Notes is payable in cash on May 1st and November 1st of each year, beginning on November 1, 2018. The Notes are general senior unsecured obligations of the Company and are not guaranteed by the subsidiaries through which the Company currently conducts substantially all of its operations. The Notes rank equal in right of payment with all of the Company’s existing and future senior unsecured indebtedness, and rank senior in right of payment to all of the Company’s future subordinated indebtedness, if any. The Notes will be effectively subordinated to the Company’s existing and future secured indebtedness, to the extent of the value of the assets securing such indebtedness, including the indebtedness under the Company’s credit facilities described below.
The Indenture contains several restrictive covenants including, but not limited to, limitations on the following: (i) the incurrence of additional indebtedness, (ii) restricted payments, (iii) dividends and other payments affecting restricted subsidiaries, (iv) the issuance of preferred stock of restricted subsidiaries, (v) transactions with affiliates, (vi) asset sales and mergers and consolidations, (vii) future subsidiary guarantees and (viii) liens, subject in each case to certain exceptions.
The following table provides the Company’s debt holdings at December 31, 2018 and December 31, 2017:

	December 31,
(in thousands):	2018	2017
Senior Notes	$400,000	$—
Revolving Credit Facility	228,000	42,000
Term Loan Facility	496,250	559,973
Less: unamortized discounts and debt issuance costs	(20,379)	(11,941)
Total debt	$1,103,871	$590,032
Less: Current portion, term loan facilities	(5,000)	(5,685)
Long-term debt	$1,098,871	$584,347
Annual maturities of the Company's debt obligations are as follows (in thousands):

2019	$5,000
2020	5,000
2021	5,000
2022	5,000
2023	233,000
2024 and thereafter	867,419
$1,120,419

Debt Issuance Costs
Deferred debt issuance costs represent the costs associated with the issuance of the Company's financing arrangements. The Company paid $7.0 million in debt issuance costs related to the Senior Notes issuance, comprised of bank fees, rating agency fees and professional fees. The 2018 Credit Facility was categorized as a debt modification, and the Company incurred $8.4 million of debt issuance costs, $7.8 million of which were capitalized and will be amortized over the life of the related debt instrument, and $0.6 million that were expensed as costs incurred. The Company recorded additional debt modification expense of $0.6 million to write off previously capitalized debt issuance costs. Since the Company can borrow, repay and reborrow principal under the 2018 Revolving Credit Facility, the debt issuance costs associated with the 2014 and 2018 Revolving Credit Facility have been classified as other non-current assets in the accompanying consolidated balance sheet. The original issue discount and the debt issuance costs associated with the 2018 Term Loan and Senior Notes are classified as a reduction of long-term debt in the accompanying consolidated balance sheet.

The following table summarizes debt issuance costs at December 31, 2018 and December 31, 2017, and the balance sheet classification in each of the periods presents (in thousands):

	December 31,
	2018	2017
Deferred debt issuance costs	$24,609	$21,491
Accumulated amortization	(2,807)	(10,250)
Deferred debt issuance costs, net	$21,802	$11,241

Balance sheet classification:
Other noncurrent assets	$5,254	$2,784
Long-term debt	16,548	8,458
	$21,802	$11,241

Covenants
The Company is subject to certain customary affirmative and restrictive covenants arising under the 2018 Credit Facility. The following table reflects required and actual financial ratios as of December 31, 2018 included as part of the affirmative covenants in the 2018 Credit Facility:

Description of Required Covenant Ratio	Covenant Ratio Requirement	Actual Ratio

Fixed Charge Coverage Ratio	Greater than or equal to 1.50: 1.00	2.81:1.00
Total Secured Debt to EBITDA Ratio	Less than or equal to 3.50: 1.00	2.54:1.00
Total Debt to EBITDA Ratio	Less than or equal to 5.00: 1.00	3.96:1.00

A breach of any of these covenants will be an event of default under the 2018 Credit Facility. Upon the occurrence of an event of default under the 2018 Credit Facility, the 2018 Revolving Credit Facility may be terminated, the 2018 Term Loan Facility and all outstanding loans and other obligations under the 2018 Credit Facility may become immediately due and payable and any letters of credit then outstanding may be required to be cash collateralized, and the Agent and the Lenders may exercise any rights or remedies available to them under the 2018 Credit Facility. Any such event would materially impair the Company’s ability to conduct its business. As of December 31, 2018, the Company was in compliance with all covenants as defined in the 2018 Credit Agreement.
Letters of credit
The 2018 Credit Facility allows for letters of credit in an aggregate face amount of up to $100.0 million. Letters of credit outstanding at December 31, 2018 totaled $0.3 million and at December 31, 2017 totaled $0.6 million. Letter of credit fees recorded to interest expense were immaterial in 2018 and totaled $0.1 million in each of the years ended December 31, 2017 and 2016.
Interest hedge
The Company entered into an interest rate swap on $220 million of outstanding debt on our Term Loan Facility for a period from April 2016 through June 2021. Refer to "Note I - Derivative Instruments and Hedging Activities" for further information on the interest rate derivative entered into as part of the Term Loan Facility.
Interest expense
The following details the components of interest expense in each of the years ended December 31, 2018, 2017 and 2016:

	Year ended December 31,
(in thousands)	2018	2017	2016
Interest on credit facilities	$32,414	$23,940	$19,861
Interest on Senior Notes	22,489	—	—
Unused fee on Revolving Credit Facility	1,630	2,856	1,947
Amortization of original issue discount	729	1,037	802
Unrealized (gains) losses on interest rate derivatives	(2,251)	(648)	1,539
Letter of credit fees	8	70	108
Other, net	226	—	(77)
Interest expense, net	$55,245	$27,255	$24,180

Average daily balance outstanding - credit facilities	$721,643	$597,114	$477,656
Effective interest rate - credit facilities	4.5%	4.6%	5.1%